SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                        Current Report
               Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported):
                       April 17, 2007


                        JOHNSON & JOHNSON

     (Exact name of registrant as specified in its
                            charter)


    New Jersey           1-3215              22-1024240

(State or other      Commission        (I.R.S. Employer
jurisdiction         File Number)      Identification No.)
of incorporation)



One Johnson & Johnson Plaza, New Brunswick, New Jersey
                       08933

     (Address of principal executive offices)
                    (zip code)


Registrant's telephone number including area code:
                  (732) 524-0400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule
13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)



Item 2.02 Results of Operations and Financial Condition

On  April  17,  2007,  Johnson  &  Johnson ("J&J") issued
the attached   press  release  announcing  its  sales
and earnings for the first quarter ended April 1, 2007



Item 9.01 Financial Statements and Exhibits

Exhibit No.         Description of Exhibit

99.15 Press Release dated April 17, 2007 for the period ended April 1, 2007.

99.2O Unaudited Comparative Supplementary Sales Data and Condensed Consolidated Statement of Earnings for the first quarter.







                            SIGNATURE



Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                    JOHNSON & JOHNSON




Date: April 17, 2007     By: /s/ Stephen J. Cosgrove
                             Stephen J. Cosgrove
                             Controller
                             (Principal Accounting Officer)